1Q19 Financial and Operational Results May 2019

www.nblenergy.com NYSE: NBL Forward-Looking Statements and Other Matters This presentation contains certain "forward-looking statements" within the meaning of federal securities laws. Words such as "anticipates", "plans", "estimates", "believes", "expects", "intends", "will", "should", "may", and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Noble Energy's current views about future events. Such forward-looking statements may include, but are not limited to, future financial and operating results, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this presentation will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other actions, the ability of management to execute its plans to meet its goals and other risks inherent in Noble Energy's businesses that are discussed in Noble Energy's most recent annual report on Form 10-K, quarterly report on Form 10-Q, and in other Noble Energy reports on file with the Securities and Exchange Commission (the "SEC"). These reports are also available from the sources described above. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Noble Energy does not assume any obligation to update any forward-looking statements should circumstances or management’s estimates or opinions change. The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The SEC permits the optional disclosure of probable and possible reserves, however, we have not disclosed our probable and possible reserves in our filings with the SEC. We may use certain terms in this presentation, such as “net unrisked resources” or “newt risked resources” or “discovered resources”, which by their nature are more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. The SEC guidelines strictly prohibit us from including these estimates in filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent Form 10-K and in other reports on file with the SEC, available from Noble Energy’s offices or website, http://www.nblenergy.com. This presentation contains certain non-GAAP financial measures, such as Adjusted Net Income and Adjusted EBITDAX. Reconciliations of these non-GAAP measures to the most comparable financial measure calculated in accordance with GAAP can be found in our most recent earnings release covering the relevant reporting period. Management believes the aforementioned non-GAAP financial measures are good tools for internal use and the investment community in evaluating Noble Energy’s overall financial performance. These non-GAAP measures are broadly used to value and compare companies in the crude oil and natural gas industry. This presentation also contains a forward-looking non-GAAP financial measure of free cash flow, which we define as cash flow from operations (the most comparable GAAP measure) less consolidated capital investments. Because we provide this measure on a forward-looking basis, however, we cannot reliably or reasonably predict certain of the necessary components of the most directly comparable forward-looking GAAP measure, such as future impairments and future changes in working capital. Accordingly, we are unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measure to its most directly comparable forward-looking GAAP financial measure. Management believes this forward-looking non-GAAP measure is a useful tool for the investment community in evaluating Noble Energy’s future liquidity. As with any non-GAAP measure, amounts excluded from such measure may be significant and such measure is not a substitute for the comparable measure calculated in accordance with GAAP. 2

1Q19 Key Highlights www.nblenergy.com NYSE: NBL Focus on capital discipline and execution driving early 2019 success Strong Operational Execution and Cost Control • Capital expenditures lower than expected from U.S. onshore and Leviathan • Total Company production of 337 MBoe/d above the high end of guidance with oil volumes above the midpoint • Unit production expenses benefitted from production outperformance and LOE management U.S. Onshore Capital Efficiencies Ahead of Plan • Row development driving improved cycle times in all basins – pumping hours per day improved 5 to 10% from 4Q 2018 • Well cost reductions resulting from improvements in cycle times and well design – sustainable efficiencies • Record DJ Basin production of 144 MBoe/d, benefitted by strong performance from Mustang IDP Progressing International Natural Gas Projects to Cash Flow • EMed natural gas sales continued in excess of 1 Bcfe/d, gross, due to strong underlying demand in Israel • Progressed Leviathan project to 81% complete, on budget, for first gas delivery by the end of 2019 • Sanctioned Alen gas monetization in E.G., accessing global LNG demand with startup in 1H 2021 Financial Strength and Return of Capital to Investors • Exited 1Q19 with $4.5 B in liquidity, including cash and undrawn NBL credit facility • Increased quarterly dividend in April by 9% to $0.12/share, reflecting confidence in multi-year cash flow outlook 3

www.nblenergy.com | NYSE: NBL

1Q19 Actuals vs. Guidance

Solid start to 2019 with volumes above, expenses and capital below expectations

Financial & Operating Metrics	1Q Guidance	1Q Actuals
Total Sales Volumes (MBoe/d)	321 – 336	337
Oil (MBbl/d)	120 – 130	127
Total U.S. Onshore (MBoe/d)	240 – 252	253
Oil (MBbl/d)	107 – 117	113
Organic Capital[1] ($MM)	725 – 800	683
Unit Production Expenses ($/BOE)		10.02
Lease Operating Expense ($/BOE)		*4.96*
Gathering, Transportation & Processing ($/BOE)		*3.35*
Production Taxes ($/BOE)		*1.61*
Other Royalty ($MM)		*3*
Marketing and Other[2] ($MM)		18
DD&A ($/BOE)		16.71
Exploration ($MM)		24
G&A ($MM)		102
Interest, net ($MM)		66
Equity Investment Income ($MM)		17
Midstream Services Revenue – 3rd Party ($MM)		24
Noncontrolling Interest – NBLX Public Unitholders ($MM)		24

Adjusted Net Earnings	1Q ($MM)
Net Loss Attributable to NBL (GAAP)	**(313)**
Adjustments to Net Loss, Before Tax	337
Current Income Tax Effect of Adjustments	(3)
Deferred Income Tax Effect of Adjustments	(65)
Adjusted Net Loss Attributable to NBL[3] (Non-GAAP)	**(44)**

Adjusted EBITDAX	1Q ($MM)
Net Loss Including Noncontrolling Interest (GAAP)	**(289)**
Adjustments to Net Loss, After Tax	269
DD&A	508
Exploration	24
Interest, net	66
Current Income Tax Expense, Adjusted	19
Deferred Income Tax Benefit, Adjusted	(35)
Adjusted EBITDAX[3] (Non-GAAP)	**562**

(1) Represents NBL organic capital expenditures, including NBL-funded midstream capital.
(2) Represents marketing costs and mitigation of firm transportation through 3rd party commodity purchases/sales.
(3) Non-GAAP reconciliation to GAAP measure available in 1Q19 earnings release.

noble energy | 4

U.S. Onshore www.nblenergy.com NYSE: NBL Efficiencies driving capital lower, volumes higher 1Q19 Key Highlights Primary Drivers of Lower Capital: U.S. Onshore Completion Cost and Facility Spend Reductions • Record stages per day from DJ, Eagle Ford and Delaware • Row development reducing drilling times • Cycle time improvement as all 1Q wells TIL’d at or ahead of schedule DJ / Delaware Combined Volumes Up 23% from 1Q18 (>37 MBoe/d) 1Q19 Activity DJ Basin Delaware Eagle Ford Total • Mustang Rows 1&2 now producing nearly 50,000 Boe/d gross (55%+ oil) Oil (MBbl/d) 67 37 9 113 NGL (MBbl/d) 30 12 18 59 • Delaware volumes up 30% from 1Q18; leveraging central Gas (MMcf/d) 285 56 142 483 gathering infrastructure Total Sales (MBoe/d) 144 59 50 253 Organic Capital (1) ($MM) 226 193 68 487 Maintaining Capital Discipline Operated Rigs (2) 2 4 0 6 • No plans to increase capital with higher than planned oil Wells Drilled (2) 26 16 0 42 prices Wells Completed (2) 29 20 7 56 Wells Brought Online (2) 21 9 7 37 Avg. Working Interest 98% 96% 100% Avg. Lateral Length (ft) 9,323 8,745 6,194 (1) Excludes NBL funded midstream of $37 MM (2) Activity Represents NBL operated only 5

DJ Basin

www.nblenergy.com | NYSE: NBL

Differentiated position and execution driving record production



NBL Acreage
Municipalities
GOR: Low Mid High
Weld
East Pony
Wells Ranch
Mustang
342,000 net acres
78% avg. WI



Net Production
MBoe/d
150
125
100
75
50
25
0
TILs
50
25
0
1Q18
2Q18
3Q18
4Q18
1Q19
Oil
NGL
Gas
TILs

Continued Delivery from DJ Basin

- Generating operating cash flow above capital expenditures
- Record net production of 144 MBoe/d in 1Q19, up 21% from 1Q18

Mustang/Wells Ranch Driving Outperformance

- Mustang / Wells Ranch total 106 MBoe/d in 1Q19, up 44% from 1Q18
- Additional Wells Ranch offloads providing gas and NGL uplift
- Mustang Row 2 wells producing as expected (western portion of row 2 higher GOR area of field)

Large-Scale Planning Provides Long-Term Visibility

- Currently permitted for ~600 locations – over 5 years activity at current drilling pace
- Mustang CDP permits with 6-year timeframe
- Evaluating additional comprehensive drilling plans for future development

noble energy | 6

DJ Basin: 2019 Mustang Activity

Building upon 2018 Success

www.nblenergy.com | NYSE: NBL

Initial Wells from Row 2 of Mustang Online

- 21 wells from Row 2 (1Q19) and 31 wells from Row 1 (4Q18) delivering gross production near 50 MBoe/d
  - Initial wells performing in line with Row 1 wells
- Gas processing diversification benefitting performance
- Additional gas offload online ahead of DCP plant 11 projected start up in 2Q19

2Q Activity Including Mustang, East Pony and Wells Ranch

- ~30 TILs in 2Q, 2 rigs and 2 frac crews currently operating
- Focused on further capital efficiency gains including lower fluid volumes
- Shared facilities in row development allowing for quicker infrastructure connects and re-use of facilities and pads

Mustang Row 1 and Row 2 Gross Production


Boe/d
50,000
40,000
30,000
20,000
10,000
0
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19

Row 2: Concept to Reality


Online
Flow Prep
Frac Crews
Buffer
Drill Rigs
Site Prep
DP408 S
2020
DP411 S
2020
DP415
2020
DP417
2021
DP419
DP416
2020
DP418
2020
DP420
2020
DP422
FLEX
Shared Facilities from Row 2&3

noble energy | 7

Delaware Basin

www.nblenergy.com | NYSE: NBL

Building momentum for 2H19 growth

Strong 1Q Well Performance

- Production flat from 4Q18 despite low TILs and acreage divestiture
- Wells TIL'd ahead of schedule from improved frac times
- 1Q19 avg. IP-30 of 1,560 Boe/d from nine wells (2 3rd Bone Spring, 7 Wolfcamp)
- Two wells drilled for leasehold retention at expected rates in SW Reeves
- Remaining wells IP-30 rates avg. 211 Boe/d (68% oil) per 1,000'

Row Development Catalysts Upcoming

- ~15-20 wells TIL in 2Q19, including row development completions
- Currently running 4 rigs and 2 completion crews
- Significant production growth expected in 3Q/4Q

EPIC Progressing, Gas and NGL Takeaway Secured

- EPIC early crude service on target for 3Q19 start-up
- Firm processing / takeaway for natural gas and NGLs
- Hedged basis for ~75% of WAHA-exposed gas volumes through 2020


Reeves
94,000 net acres
72% avg. WI
NBL Acreage
1Q19 TILs
2Q19 TILs


Net Production
MBoe/d
60
50
40
30
20
10
0
TILs
30
25
20
15
10
5
0
1Q18
2Q18
3Q18
4Q18
1Q19
Oil
NGL
Gas
Divested
TILs

noble energy | 8

Noble Midstream (NBLX)

www.nblenergy.com | NYSE: NBL

Peer-leading distribution growth and growing third-party services

20%	287	22%	1.9x
targeted annual distribution growth	MBoe/d record quarterly oil and gas volumes gathered in 1Q	increase in 1Q fresh water delivery compared to 4Q18	distribution coverage with a strong balance sheet

Delaware Basin Highlights

- Oil and gas gathering throughput increased 154% over 1Q18
  - Planned lower volumes versus 4Q18
- Gathering substantially all NBL new wells with all 5 CGFs operational
  - Strong average CGF availability of 99% during 1Q
- Closed EPIC pipeline equity investments: crude (30%) and Y-grade (15%)
  - On-track for early crude service via EPIC NGL pipeline in 3Q19
  - Permanent crude service anticipated January 2020
- Closed Delaware Crossing JV with Salt Creek Midstream LLC for development of crude oil gathering and transportation system
  - Will enhance customer market optionality with route to Wink

DJ Basin Highlights

- Combined NBL and third-party oil and gas gathering throughput up 4% over 4Q
- Record contribution from Mustang oil, gas and produced water gathering in Green River DevCo
- Preparing for additional Wells Ranch connections in 3Q19
- Continued basin-wide gas processing additions in 2019 support growth expectations and position basin for the future

noble energy | 9

Eastern Mediterranean

www.nblenergy.com | NYSE: NBL

World-class assets continue to provide differentiated outlook

Maintaining Production in EMed Above ~1 Bcfe/d Gross

- Tamar 1Q volumes exceeded expectations due to increased demand
- 2Q volumes expected to be down slightly for holiday seasonality

Leviathan Now 81% Complete; On Schedule, On Budget

- First gas sales on target for year-end 2019, modeling ~800 MMcfe/d gross volumes in 2020
- **Major Milestones Accomplished**
  - Jacket installation completed in February ; subsea pipelines and production manifold successfully installed in 1Q
- Anticipate platform topsides to ship early 3Q19

Progressing Future Monetization of Robust Natural Gas Resources

- Continuing negotiations for additional gas sales contracts to fill up the first phase of Leviathan and for future development phases
- Additional opportunities for monetization via pipeline-accessible demand centers (Israel, Jordan, Egypt) and existing regional LNG facilities


Aphrodite
35% WI
Tamar
25% WI
Leviathan
39.7% WI
Tamar SW
25% WI
Dor
Tel Aviv
Ashdod
Israel
Egypt
NBL Interests
Producing
Discovery
Field Development
Existing Pipeline


MMcfe/d
Israel Gross Sales Volumes
Up 25% from 2016
1,100
825
550
275
0
1Q 2016
1Q 2017
1Q 2018
1Q 2019

noble energy | 10

Regional Development Opportunities www.nblenergy.com NYSE: NBL EMED regional dynamics support gas exports Finalizing Gas Transportation to Egypt Map Legend LNG Plants • Completing EMG Pipeline due diligence and expect pipeline acquisition Cyprus to close mid-year 2019 Platforms • Volume from Leviathan to Egypt anticipated to ramp to 400 - 450 MMcf/d during 2020 • Multiple pipeline routes for delivery of significant volumes to Egypt Israel: Rapidly Switching from Coal to Gas Leviathan • Opportunity for additional near term demand through coal conversion Amman Tamar Jordan: Lower Cost Energy for a Growing Population Jerusalem EMG • NEPCO estimated savings of $600 million per year in fuel costs Damietta • Expansion opportunities beyond 350 MMcf/d contracted at Leviathan Idku El Arish Egypt: Improving Economy and Becoming a Regional Energy Hub Israel • Highest economic growth rate in 10 years, recent Moody’s upgrade • Growing gas hub with underutilized LNG facilities Egypt Taba Aqaba 11

West Africa
www.nblenergy.com | NYSE: NBL

Strong cash flow profile from existing production and project developments

Alen Gas Monetization Sanctioned

- Capital-efficient development accessing global LNG demand
- Approximately 600 Bcfe gross recoverable resource at Alen
- First gas sales anticipated 1H21 at a gross rate of 200-300 MMcfe/d (75-115 MMcfe/d, net to NBL)
- Utilizes available capacity at E.G. LNG plant resulting from Alba declines
- Opportunities for additional tie-ins beyond Alen include ~2.5 Tcfe of NBL discovered resources (pipeline sized for 950 MMcfe/d)

Aseng 6P Well to Spud 2Q 2019

- Subsea tie-back of 6P well to existing Aseng infrastructure allows for additional capital-efficient reservoir recovery
- First production expected late 3Q / early 4Q 2019

Planned 1Q Alba Turn Around Accomplished Ahead of Schedule


EG LNG
Global LNG Sales
Dry Gas
25-30 BBL/MMCF
Alba LPG
Tanker Lifting
200-300 MMcfe/d
Punta Europa
Pipeline
Bioko Island
Alen Platform
Alen Platform

noble energy | 12

Colombia Farm-In

Significant new exploration opportunity captured

www.nblenergy.com | NYSE: NBL

NBL 40% Operated Working Interest in Offshore Colombia

- 2 MM gross acres
- Colombia-3 and Guajira Offshore-3 blocks contain in excess of 2 BBoe gross unrisked resource potential
- Shell is our co-venturer with 60% working interest

Multiple Large Prospects Identified

- Extensive 3D seismic data over nearly all of position
- Geochemical data provides outlook for both liquids and gas
- Tertiary-aged structures and stratigraphic traps with potential direct hydrocarbon indicators

Prospect Drilling Anticipated in 2020

- Water depths between 5,000-10,000 feet
- Well has potential to de-risk additional nearby opportunities


NBL/Shell Exploration Blocks
Structures mapped on 3D seismic
Block GUA OFF-3
Block COL-3
Colombia

noble energy | 13

2019 and Second Quarter Guidance

www.nblenergy.com | NYSE: NBL

Maintaining full year outlook, 2Q as planned heading into 2H production ramp

Full-Year 2019 Sales Volume	Crude Oil and Condensate (MBbl/d)		Natural Gas Liquids (MBbl/d)		Natural Gas (MMcf/d)		Total Equivalent (MBoe/d)	
	Low	High	Low	High	Low	High	Low	High
United States Onshore	117	127	61	66	485	525	262	278
Israel	-	-	-	-	210	230	35	39
Equatorial Guinea	11	15	-	-	160	190	38	47
Equatorial Guinea – Equity Method Investment	1	2	4	5	-	-	5	7
Total Company	**130**	**143**	**65**	**71**	**865**	**935**	**345**	**365**

Full-Year 2019 Capital & Cost Metrics		
Capital Expenditures[1] ($MM)		
Total Company Organic Capital	$2,400 - $2,600	
Cost Metrics	LOW	HIGH
Unit Production Expenses[2] ($/BOE)	9.25	9.75
Marketing and Other[3] ($MM)	75	100
DD&A ($/BOE)	16.90	17.90
Exploration ($MM)	150	175
G&A ($MM)	400	430
Interest, net ($MM)	245	265
Other Guidance Items ($MM)		
Equity Investment Income	95	115
Midstream Services Revenue – Third Party	120	140
Non-Controlling Interest – NBLX Public Unitholders	80	105

Second Quarter 2019 Guidance		
Sales Volumes	LOW	HIGH
Total Company Equivalent (MBoe/d)	332	347
Total U.S. Onshore (MBoe/d)	250	262
Total Company Oil (MBbl/d)	122	132
Total U.S. Onshore Oil (MBbl/d)	109	119
Capital Expenditures[1] ($MM)		
Total Company Organic Capital	$675 - $750	
Cost Metrics	LOW	HIGH
Unit Production Expenses[2] ($/BOE)	9.75	10.25
Marketing and Other[3] ($MM)	15	20
Equity Investment Income ($MM)	20	30

2Q 2019 Guidance Commentary:

- Capital – 2Q19 slightly higher than 1Q due primarily to Aseng 6P (E.G.)
- Unit production expenses trending lower in 2H19 as production ramps
- U.S. Onshore volumes – production modestly higher than 1Q as TILs pick up for significant 2H19 production ramp (2H ~ 15% higher than 1H as previously guided)
- Israel volumes expected slightly lower than 1Q on holiday seasonality
- E.G. natural gas volumes anticipated higher than 1Q due to onshore plant maintenance in March
  - 2Q equity investment income impacted by 1Q plant downtime

(1) Represents NBL organic capital expenditures, including NBL-funded midstream capital. Excludes NBLX-funded capital and EMG pipeline acquisition capital, as well as costs associated with NBLX acquisition and funding of EPIC pipeline interest. (2) Includes lease operating expenses, production and ad valorem taxes, gathering, transportation and processing expenses, and other royalty. Production taxes reflect current commodity pricing. (3) Represents marketing costs and mitigation of firm transportation through 3rd party commodity purchases/sales.

noble energy | 14

www.nblenergy.com | NYSE: NBL

Key Deliverables Through 2019

Operational momentum building

1Q	2Q	3Q	4Q
Capital below, production above ✓	Permian initial row developments	EPIC pipeline interim oil service start up	Climate Change Report by YE
Record DJ Basin volume, led by Mustang ✓	Aseng 6P well in E.G.	Significant 2H USO production ramp	Sustained USO capital efficiency enhancements
Sanction Alen Gas Monetization ✓	EMG pipeline acquisition	Mustang Row 2 development complete	**Leviathan First Gas by year-end 2019**
Close Colombia Exploration Agreement ✓	Issue 8th Sustainability Report	Leviathan platform arrives in Israel	

2020 and Beyond

- >$500 MM free cash flow[(1)] returned to investors
- Modest annual production growth of 5 to 10%
  - 2020 growth of 15-20% on upstream capital of $2 - $2.2 Bn
- Target leverage position of 1.5X net debt/EBITDA[(1)] at upstream level
- Contract negotiations to deliver Leviathan gas at 1.2 Bcfe/d capacity
- Alen gas monetization startup 1H 2021
- Onshore and offshore exploration opportunities

Price deck defined in appendix.

(1) Non-GAAP measure. Term defined in appendix.

noble energy | 15

www.nblenergy.com NYSE: NBL Defined Terms and Price Deck Terms Definition Free Cash Flow (FCF) GAAP cash flow from operations less consolidated capital investments Net Debt Total debt less cash on balance sheet EBITDA GAAP earnings before interest, taxes, depreciation, depletion, and amortization Benchmark Prices 2019 2020 WTI $50/Bbl $55/Bbl Brent $60/Bbl $65/Bbl Henry Hub $3/Mcf $3/Mcf 16